Griffin Capital Essential Asset® REIT and Griffin Capital Essential Asset® REIT II Transaction Overview All data as of September 30, 2018, unless otherwise noted.

Disclaimer Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “may,” “will,” “would,” “should,” “estimates,” “could,” “intends,” “plans” or other similar expressions are forward-looking statements. Forward-looking statements about the plans, strategies and prospects of Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”) and the proposed merger between GCEAR and GCEAR II are based on GCEAR’s and GCEAR II’s current information, estimates and projections. Such statements involve significant known and unknown risks and uncertainties that may cause GCEAR’s or GCEAR II’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the approvals by the stockholders of GCEAR and GCEAR II; the risk that a condition to closing of the proposed transaction may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of GCEAR’s and GCEAR II’s operations will be greater than expected; operating costs and disruption of management’s attention from ongoing business operations may be greater than expected; the effect of the announcement of the proposed merger on GCEAR’s and GCEAR II’s relationships with customers, tenants, lenders, operating results and business generally; the outcome of any legal proceedings relating to the merger or the merger agreement; risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; the ability of GCEAR, GCEAR II or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which GCEAR and GCEAR II operate, as detailed from time to time in each of the reports filed by GCEAR and GCEAR II with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed transaction will in fact be consummated. 2 GRIFFIN CAPITAL

Disclaimer Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of GCEAR’s and GCEAR II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Form 10-Q for the first, second, and third quarters of 2018. GCEAR and GCEAR II caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to GCEAR and GCEAR II or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither GCEAR nor GCEAR II undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law. 3 GRIFFIN CAPITAL

I. Transaction Details 4 GRIFFIN CAPITAL

Transaction Overview Transaction Details Self-Administration Transaction: Griffin Capital Essential Asset REIT (“GCEAR”) acquired Griffin Capital Real Estate Company (“GRECO”) on December 14, 2018, making GCEAR a $3.49 billion(1), self- managed REIT and resulting in significant cost savings, operating efficiencies, and improvement to earnings and cash flow. GCEAR and GCEAR II Merger(2): GCEAR to merge with Griffin Capital Essential Asset REIT II (“GCEAR II”), creating a $4.75 billion(3), self-managed REIT with significantly greater size, scale, diversification, operating efficiency, and potential liquidity optionality as compared to each REIT on a stand-alone basis. 1. Based on proforma total capitalization of GCEAR as of September 30, 2018. Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued, preferred equity shares issued, and shares issued pursuant to the distribution reinvestment plan (“DRP”), net of redemptions. 2. In order for the merger to proceed, the holders of both GCEAR II common stock and GCEAR common stock must vote to approve the merger. 3. Based on proforma total capitalization of the combined company as of September 30, 2018. Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued, preferred equity shares issued, and shares issued pursuant to the DRP, net of redemptions. 5 GRIFFIN CAPITAL

Transaction Overview Consideration Self-Administration Transaction: In exchange for its interest in GRECO, Griffin Capital, LLC (the previous parent company of GRECO) received approximately 20.44 million units of limited partnership interest in GCEAR’s operating partnership (“OP Units”) with an additional 2.49 million OP Units to be awarded upon the successful closing of the GCEAR and GCEAR II merger.(1) • OP Units have a two-year lock-up provision and no voting rights. GCEAR and GCEAR II Merger: In exchange for their interest in GCEAR, common stockholders will receive 1.04807 shares of Class E common stock of GCEAR II for each share of GCEAR resulting in a fixed exchange ratio based on the estimated value per share of each company as of September 30, 2018(2). • Class E shares will have the same voting and ownership rights as all other classes of GCEAR II common stock. 1. If the GCEAR and GCEAR II merger is not consummated, the additional 2.49 million units may be awarded upon the achievement of specific performance benchmarks, as detailed in the joint proxy statement to be filed by GCEAR and GCEAR II in connection with the proposed merger when it becomes available. 2. Based on the exchange value of GCEAR II and GCEAR as of September 30, 2018. 6 GRIFFIN CAPITAL

Merger Transaction Overview Closing Date The REIT merger is expected to close in the first half of 2019, subject to certain closing conditions, which include the approval of the merger by both GCEAR and GCEAR II stockholders. Board of Directors The current independent directors from the GCEAR board will join the GCEAR II board for a combined company board of seven, five of whom are independent directors. Combined Company The combined company expects to establish a post-merger distribution level at Distributions $0.65 per share per year, with a portion of such distribution to be made in stock(1), paid on a monthly basis. • For GCEAR stockholders, this would be equivalent to $0.68125/share after adjusting for the 1.04807 exchange ratio. 1. Distributions are not guaranteed and will be declared on a quarterly basis at the sole discretion of the board of directors of the combined company. 7 GRIFFIN CAPITAL

Strategic Rationale and Benefits of the Self-Administration Transaction • Superior alignment of interest – Consideration to Griffin Capital, LLC for the contribution is being paid 100% in OP Units with significant lock-up provisions and no voting rights. – Management has a significant investment in the REIT, strongly aligning their interests with stockholders. • Improved capital market opportunities, including strategic liquidity alternatives – Self-managed REITs are typically viewed more favorably by lenders and institutional investors, potentially enhancing the REIT’s access to capital and reducing financing costs. – In publicly traded markets, externally managed REITs typically trade at a discount relative to self-managed REITs, improving the REIT’s potential liquidity optionality including the potential to pursue a listing of its shares on a public exchange in the event the board determines such an action is in the best interests of stockholders at some point in the future. • Significant improvement to cash flow and earnings – Upon completion of the merger, the combined company will be self-managed, eliminating the external third-party advisors. – Self-management is expected to result in synergies and improved cash flow of the combined company of approximately $40 million annually which equates to $.14/share. (1) 1. Based on proforma shares outstanding as of September 30, 2018, inclusive of OP Units issued to Griffin Capital, LLC as a result of the self-administration transaction. 8 GRIFFIN CAPITAL

Strategic Rationale and Benefits of the GCEAR and GCEAR II Merger • Complementary portfolios – Two highly complementary companies with similar portfolio construction and investment mandates. – Same portfolio management team which is intimately aware of the unique aspects of each asset and has a proven track record of driving value for stockholders. • Improved portfolio demographics – Sizeable increase in the number of unique tenants. – Large reduction in top 10 tenant concentration. – Enhanced tenant, industry, and geographic diversification. • Increased size and scale – Significant increase in number of properties and total capitalization. – Combined company will be one of the largest public REITs in the single-tenant, net leased office and industrial category. 9 GRIFFIN CAPITAL

Strategic Rationale and Benefits of the GCEAR and GCEAR II Merger • Creates significant operating efficiencies and reduction in potential conflicts of interest – Self-managed REIT whose management and employees are intently focused on driving value for the REIT’s stockholders. – Elimination of overlapping management, reporting, and operational processes, reducing costs and creating a more streamlined and efficient business structure. • Improved potential liquidity optionality – GCEAR II intends to re-open its daily NAV REIT offering. (1) • Will be the only self-managed REIT in the NAV space, removing any potential conflicts of interest associated with a third-party advisory structure. – Could be ideally positioned to pursue a public listing of the REIT’s shares should the board determine it is in the best interests of stockholders at some point in the future.(2) • GCEAR II will seek stockholder approval to, at some point in the future, potentially put into place an amended version of the charter that more closely correlates to charters of publicly traded REITs. 1. On August 16, 2018, GCEAR II announced the temporary suspension of this offering in order for the special committee to evaluate this potential merger transaction. 2. Although the combined company is a perpetual-life daily NAV REIT, GCEAR II’s board of directors maintains sole discretion to change its current strategy as circumstances change if it believes such a change is in the best interests of its stockholders. 10 GRIFFIN CAPITAL

Griffin Capital Essential Asset REIT Process • In August of 2016, the GCEAR board of directors formed a special committee, consisting solely of the independent directors of the GCEAR board, to evaluate potential strategic alternatives for GCEAR. – Robert A Stanger & Co., Inc. (“Stanger”) was engaged as financial advisor to assist in the committee’s review. • In January of 2018, after having multiple discussions regarding potential strategies, the committee discussed the desirability of a self-administration transaction. – The special committee engaged Bank of America Merrill Lynch as an additional financial advisor along with the law firm Venable to serve as legal counsel to the committee. – Additionally, the committee continued to leverage the expertise of Stanger and GCEAR’s outside legal counsel, Nelson Mullins. • From January of 2018 through August of 2018, the special committee met 18 times to discuss and negotiate a potential self-administration transaction. • In August of 2018, the special committee was approached by GCEAR II and determined that a potential merger with GCEAR II should also be considered as a potential transaction. 11 GRIFFIN CAPITAL

Griffin Capital Essential Asset REIT Process: Continued • In order to determine the price at which other acquirers might pay for GCEAR, the REIT performed a market check whereby Stanger approached 39 potential acquirers. – The market check was performed prior to the self-administration transaction. • While there were several indications of interest and 6 parties that signed confidentiality agreements in order to receive access to diligence materials, no transaction proposals were submitted and on November 30, 2018 the market check period expired. • From August 2018 to December 2018, the GCEAR special committee negotiated a self-administration transaction and a potential merger with GCEAR II. • On December 12, 2018, after over 30 meetings and several months of review and negotiation, the GCEAR special committee recommended the board approve the self-administration transaction and the merger transaction with GCEAR II, and the board subsequently unanimously approved both transactions, subject to Stanger’s issuance of fairness opinions for both transactions. • On December 14, 2018, in connection with the closing of the self-administration transaction and signing of the merger agreement, Stanger issued the fairness opinions for both transactions. 12 GRIFFIN CAPITAL

Griffin Capital Essential Asset REIT II Process • In August of 2018, the board of directors of GCEAR II formed a special committee, consisting solely of the independent directors of the GCEAR II board, to review a potential merger with GCEAR. • To assist with the review and negotiation of the potential merger, the committee engaged SunTrust Robinson Humphrey, Inc. (“SunTrust”) as financial advisor and Morris, Manning & Martin was engaged as legal counsel. • From August 2018 through December 2018, the committee met over 15 times and spent numerous hours reviewing and negotiating the transaction. • On December 12, 2018, the special committee recommended that the board approve the merger between GCEAR and GCEAR II and the board subsequently unanimously approved the transaction, subject to SunTrust’s issuance of a fairness opinion. • On December 14, 2018, in connection with the signing of the merger agreement, SunTrust issued the fairness opinion for the merger. 13 GRIFFIN CAPITAL

Distribution Reinvestment Plan and Share Redemption Program Prior to Completion of the Merger • The Distribution Reinvestment Plans (“DRP”) for both REITs are suspended effective for December distributions that will be paid in January. – All investors will receive distributions in cash beginning with distributions paid in January. • The Share Redemption Program (“SRP”) for both REITs will be suspended as of January 19, 2019. 14 GRIFFIN CAPITAL

Distribution Reinvestment Plan and Share Redemption Program Subsequent to Completion of the Merger • It is expected that the DRP will recommence after completion of the merger and all investors, including former GCEAR investors, will receive distributions pursuant to their latest instructions unless the stockholder submits a request for modification. • After completion of the merger, it is expected that GCEAR II’s SRP will resume for Class A, AA, AAA, T, S, D and I stockholders with all the same terms and conditions that were in effect prior to the merger. – Quarterly redemptions limited to no more than 5% of the prior quarter’s aggregate NAV. – Repurchase price equal to 100% of NAV per share of the applicable share class. – No redemptions within the first year of purchase except in the case of death or qualifying disability. • GCEAR II will seek guidance from the SEC to include Class E shares in its SRP, consistent with all other share classes. 15 GRIFFIN CAPITAL

Post-Merger Tender Offer Timing: Expected within six months of the closing of the merger. Amount: $100 million, or higher if approved by the board of directors of the combined company. Price: Expected to be at the estimated NAV per share as of the date of the tender offer, subject to final approval by the board of directors of the combined company. 16 GRIFFIN CAPITAL

II. Combined Portfolio Statistics and Demographics 17 GRIFFIN CAPITAL

Combined Portfolio Statistics (as of September 30, 2018) GCEAR GCEAR II COMBINED COMPANY Total Capitalization(1) $3.49 billion $1.26 billion $4.75 billion Number of Properties 76 27 103 Number of Buildings 91 35 126 Size of Portfolio (square feet) 20.1 million 7.3 million 27.4 million Occupied/Leased (based on portfolio square feet) 95.3%/95.4% 100%/100% 96.5%/96.6% Weighted Average Remaining Lease Term (Years) 6.6 9.6 7.4 Current Weighted Average Lease Yield(2) 7.2% 7.0% 7.2% Weighted Average Annual Rent Increase(3) 2.1% 2.4% 2.2% 1. Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued by the operating partnership, preferred equity shares issued, and shares issued pursuant to the DRP, net of redemptions of each REIT, respectively. GCEAR’s total capitalization is proforma and includes the estimated value of the OP Units issued in conjunction with the self-administration transaction and the additional units to be awarded upon completion of the GCEAR and GCEAR II merger. 2. The current weighted average lease yield equals the sum of the aggregate lease payments from each of the REIT’s properties, respectively, over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets. 3. Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. 18 GRIFFIN CAPITAL

Combined Portfolio Statistics (as of September 30, 2018) GCEAR GCEAR II COMBINED COMPANY Contract Purchase Price of Real Estate $3.0 billion $1.1 billion $4.1 billion Estimated Value of Real Estate $3.2 billion $1.2 billion $4.4 billion Total Equity Raised (Including DRP), Net of Redemptions $2.1 billion $766.1 million $2.9 billion Selected Financial Data Fixed Charge Coverage (Quarter to Date)(1) 3.21 3.70 3.31 Interest Coverage (Quarter to Date)(2) 3.85 3.70 3.81 Debt to Total Capitalization 39.1% 39.0% 39.1% 1. Fixed Charge Coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred stock distributions, if any, as if in place at the beginning of the period over Adjusted EBITDA. 2. Interest Coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to Adjusted EBITDA. 19 GRIFFIN CAPITAL

Laddered Lease Expiration Schedule (By % of Net Rents) Weighted Average Lease 35% Maturity (Years): 7.4 30.3% 30% GCEAR GCEAR II 25% 20% 14.0% 15% (% of NetRents)(% 10.2% 10% 8.1% 7.5% 7.2% 6.9% 5.8% 4.6% 5.3% 5% 0.0% 0% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ 20

Statistics Fixed Floating Total Highly Stable Debt Composition (Including effect of Int. Swaps) (as of September 30, 2018) Amount (in Thousands) $1,550,747 $303,085 $1,853,831 Percentage of Total Debt 84% 16% 100% W.A. Term Remaining (Years) 7.14 4.75 6.74 W.A. Interest Rate (%) 3.77% 3.41% 3.71% $1,200,000 $977,149 $1,000,000 $800,000 $600,000 (Thousands) $375,000 $400,000 $250,000 $200,000 $126,970 $107,998 $16,714 $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 GCEAR GCEAR II Note: The chart above includes the retirement of $715 million of GCEAR’s outstanding unsecured credit facility debt and an increase to GCEAR II’s unsecured credit facility for the same amount assuming we exercise borrowing up to the maximum in the credit agreement ($2 billion). 21

Attractive Industry Diversification1 (By % of Net Rents as of September 30, 2018) GCEAR COMBINED COMPANY Capital Goods 16.5%(2) All Others 12.0%(3) Technology, Hardware & Equipment 3.7% Consumer Services 3.8% (3) Media 4.2% Telecommunication Services 10.9% All Others 8.0% Capital Goods 15.7%(2) Retailing 4.7% Media 3.1% Energy 5.0% Banks 4.4% Insurance 10.2% Consumer Durables & Apparel 5.2% Utilities 4.5% Software & Services 6.1% Insurance 8.5% Diversified Financials 7.8% Health Care Equipment & Services 9.9% Software & Services 4.5% (1) GCEAR II Consumer Durables & Apparel 5.0% Telecommunication All Others 4.8%(3) Services 8.0% Pharmaceutical, Biotechnology & Life Sciences 3.7% Consumer Services 16.6% Transportation 4.1% Energy 5.1% Consumer Durables & Apparel 4.2% Retailing 5.4% Diversified Financials Energy 5.3% Utilities 13.4% 7.7% Technology, Hardware & Banks 7.2% Equipment 6.0% Health Care Equipment & Services 7.3% Retailing 7.4% Consumer Services 7.2% Capital Goods 13.3%(2) Diversified Financials 7.5% Technology, Hardware & Equipment 12.5% 22 1. Based on 2016 Global Industry Classification Standard (GICS). 2. Capital goods includes the following industry sub-groups: Industrial Conglomerates (5.7%), Aerospace & Defense (4.9%), Machinery (1.6%), Construction & Engineering (1.5%), Electrical Equipment (0.9%), Industrial Machinery (0.4%), Construction Machinery & Heavy Trucks (0.4%) and Others (0.3%). 3. All others account for less than 3% of total net rent for the 12 month period subsequent to September 30, 2018 on an individual basis.

Superior Geographic Diversification (By % of Net Rents as of September 30, 2018) GCEAR COMBINED COMPANY Texas 12.9% All Others 19.3%(1) Texas 10.9% California 10.6% South Carolina 4.6% Florida 4.7% Ohio 9.2% California 10.7% New Jersey 5.3% All Others 23.6%(1) Arizona 8.1% Georgia 8.8% Illinois 8.3% Colorado 8.3% South Carolina 3.7% GCEAR II Ohio 10.1% Ohio 12.8% North Carolina 3.7% All Others 11.7%(1) North Carolina 3.5% Georgia 6.5% Oregon 4.2% California 11.2% Illinois 9.1% Texas 5.3% Colorado 6.5% New Jersey 6.7% Arizona 8.5% Nevada 8.9% Illinois 11.3% Arizona 9.6% Alabama 10.9% New Jersey 10.6% 1. All others account for less than 3.5% of total net rent for the 12-month period subsequent to September 30, 2018 on an individual basis. 23

High Investment Grade Concentration1 (By % of Net Rents as of September 30, 2018) GCEAR COMBINED COMPANY Investment Grade 63.7% Unrated Credit Investment Grade 4.7% 66.9% Sub-Investment Grade 31.6% GCEAR II Unrated Credit 3.4% Investment Grade 75.8% Sub-Investment Grade 29.7% Sub-Investment Grade 24.2% 1. Investment Grade includes either tenants, their guarantors and/or non-guarantor parents, that maintain an investment grade rating, or what management believes are generally equivalent ratings. 24

Superior Diversification Through Reduction in Tenant Concentration Top 10 Tenants (By % of Net Rents as of September 30, 2018) GCEAR GCEAR II COMBINED COMPANY Top Tenants % of Portfolio Ratings1 Top Tenants % of Portfolio Ratings1 Top Tenants % of Portfolio Ratings1 5.64% A(2) 10.90% A-(2) 4.20% A(2) 3.66% BB(2) 7.50% A2(3) 3.30% A2(3) 3.19% AA(2) 7.40% AA-(2) 3.20% IG7(6) 3.15% BB-(5) 7.20% A+(4) 2.90% A-(2) 3.12% IG10(6) 6.90% BB+(5) 2.70% BB(2) 3.12% BB+(2) 6.10% BB+(2) 2.30% AA(2) 2.47% BBB+(2) 5.80% AA-(2) 2.30% BB-(5) 2.38% IG7(6) 5.50% BB(2) 2.30% IG10(6) 2.29% BB+(2) 5.30% IG7(6) 2.30% BB+(2) 2.19% A(2) 4.20% AA-(2) 1.90% AA-(2) TOTAL 31.21% TOTAL 66.80% TOTAL 27.40% 1. Investment Grade includes either tenants, their guarantors and/or non-guarantor parents, that maintain an investment grade rating, or what management believes are generally equivalent ratings. 2. Represents S&P Rating. 3. Represents Moody’s Rating. 25 4. Represents Fitch Rating. 5. Represents Eagan-Jones Rating. 6. Represents Bloomberg Rating.

Portfolio Concentration By Property Type (By % of Net Rents as of September 30, 2018) GCEAR COMBINED COMPANY Office 84.5% Office 82.6% Industrial/Manufacturing/Flex 15.5% GCEAR II Office 76.5% Industrial/Manufacturing/Flex 17.4% Industrial/Manufacturing/Flex 23.5% 26

Combined Diversified National Portfolio (as of September 30, 2018) Griffin Capital Essential Asset REIT Griffin Capital Essential Asset REIT II 27 GRIFFIN CAPITAL

Disclaimer Additional Information and Where to Find it: This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. GCEAR and GCEAR II expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GCEAR AND GCEAR II IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCEAR, GCEAR II AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing GCEAR's website (http://www.griffincapital.com/griffin-capital-essential-asset-reit) or by accessing GCEAR II's website (http://www.griffincapital.com/griffin-capital-essential-asset-reit-ii). Participants in the Proxy Solicitation: Information regarding GCEAR's directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on March 9, 2018 and its proxy statement filed with the SEC on April 4, 2017 in connection with its 2017 annual meeting of stockholders, and information regarding GCEAR II's directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC on March 9, 2018 and its proxy statement filed with the SEC on April 5, 2017 in connection with its 2017 annual meeting of stockholders. Certain directors and executive officers of GCEAR and/or GCEAR II and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the merger. If and to the extent that any of the participants will receive any additional benefits in connection with the merger, the details of those benefits will be described in the Joint Proxy Statement/Prospectus relating to the merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of GCEAR and GCEAR II and their respective executive officers and directors in the merger by reading the Joint Proxy Statement/Prospectus regarding the merger when it becomes available. 28 GRIFFIN CAPITAL